                                                             EXHIBIT 10.1

                           AMENDMENT AND WAIVER NO. 4
                                       TO
                              AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT
                            DATED AS OF MAY 13, 1998

                  THIS AMENDMENT AND WAIVER NO. 4 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of June 29, 1999 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent") and as successor to NBD Bank, N.A. in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agent") on behalf of the Lenders under that certain Amended and Restated Multicurrency Credit Agreement dated as of May 13, 1998 by and among the Borrowers, the Guarantors, the Lenders and the Agent, as amended by Amendment No. 1 thereto dated as of October 19, 1998, Amendment No. 2 thereto dated as of September 30, 1998 and Amendment No. 3 thereto dated as of January 1, 1999 (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects and waive certain requirements of the Credit Agreement for a period; and

                  WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement and waive certain requirements of the Credit Agreement for a period all on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agent have agreed to the following amendment and waiver to the Credit Agreement.

         1. AMENDMENT TO CREDIT AGREEMENT. SECTION 2.8(B) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                  (b) Applicable Margins, Applicable Letter of Credit Fee and Applicable Facility Fee. As used in this Section 2.8(b) and in this Agreement "Applicable Margins", "Applicable Facility Fee" and "Applicable Letter of Credit Fee" shall mean the Applicable Floating Rate Margin and/or Applicable Fixed Rate Margin, with respect to Loans and the Applicable Facility Fee and/or Applicable Letter of Credit Fee, with respect to fees payable as the case may be. The Applicable Margins shall be determined by reference to the following:


Applicable Facility Fee   Applicable Fixed          Applicable           Applicable Letter of
                            Rate Margin           Floating Rate               Credit Fee
                                                     Margin
-----------------------   ----------------        -------------          --------------------
        0.35%                  1.90%                  0.25%                      1.90%


         2. Limited Waivers; Reservation of Rights after Waiver Period. For purposes of this Agreement, the term "Waiver Period" means the period from the date of the effectiveness of this Amendment through the earliest of: (i) July 31, 1999; (ii) the date of execution of a further amendment to the Credit Agreement and/or an amended and restated Credit Agreement; and (iii) the date on which (a) any Borrower requests an Advance, Letter of Credit, Swing Line Loan or Alternate Currency Advance which, if made would increase the aggregate amount of the Revolving Credit Obligations plus the Alternate Currency Loans above $150,000,000 or (b) any Borrower requests any Alternate Currency Loan from ABN AMRO Bank N.V. which, if made, would increase the aggregate amount of Alternate Currency Loans made by ABN AMRO Bank, N.V. above $16,300,000. Upon the effectiveness of this Agreement, during the Waiver Period the Lenders hereby waive any and all Defaults or Events of Defaults which may occur under the Credit Agreement solely as a result of the transactions, discontinued operations and charges described in the letter from Brightpoint to the Lenders dated as of June 23, 1999, including, without limitation, violation of the terms of Sections 6.3(B) and 6.4 (but not clauses (E) or (F) thereof) (the "Specified Defaults") provided the aggregate amount of the charges taken in connection therewith shall not exceed $95,000,000 and the cash portion of the charges taken in connection therewith do not exceed $8,000,000; provided however, that nothing herein shall
(A) operate as a waiver of the provisions of Section 6.4(E) (Domestic Asset Coverage Ratio) or Section 6.4(F) (Capital Expenditures) or (B) affect the requirement that the Borrowers meet the conditions precedent set forth in
Section 4.2; provided, further, it is expressly understood and agreed that if the Waiver Period ends for any reason and the Borrowers and the Lenders shall not have entered into a further amendment to the Credit Agreement and/or amended and restated the Credit Agreement, from and after such time the Agent and the Lenders shall be entitled to exercise all of the rights and remedies provided in the Credit Agreement and Loan Documents as set forth therein as a result of the Specified Defaults, including, without limitation, accelerating all of the Obligations, demanding payment of the Obligations, instituting the default rate of interest, exercising all enforcement rights with respect to the Collateral and/or refusing to fund any Advances or make any other financial accommodations to the Borrowers. From and after such time, pursuant to the provisions of Section 8.4 of the Credit Agreement, (a) no delay or omission of the Lenders or the Agent to exercise any right under the Loan Documents shall impair any such right or be construed to be a waiver of the Specified Defaults or an acquiescence therein, and (b) the making of any Advances or other financial accommodation notwithstanding the existence of the Specified Defaults or the inability of the Borrower to satisfy the conditions precedent to such Advances or financial accommodations shall not constitute any waiver or acquiescence. Any further waiver, amendment or other variation of the terms, conditions or provisions of the Credit Agreement or the other Loan Documents whatsoever, whether in connection with the Specified Defaults or otherwise, is valid only if in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law as a result of the Specified Defaults are hereby reserved on behalf of the Agent and the Lenders if, prior to July 31, 1999, the Borrowers and the Lenders shall not have entered into a further amendment to the Credit Agreement and/or amended and restated the Credit Agreement.

         3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, as applicable, if, and only if, the Administrative Agent shall have received each of the following:

                  (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders;

                  (b) In addition to any separate fee agreed to between Brightpoint and the Agent for the Agent's account, Brightpoint shall have paid to the Administrative Agent for the ratable benefit of the Lenders which have approved this Amendment in writing prior to 5:00 (Chicago time) on Tuesday, June 29, 1999 an amendment fee equal to 0.125% of such Lenders' Revolving Loan Commitment and, if applicable, Alternate Currency Commitment; and

                  (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

         4. Bank One, Indiana, National Association as successor to NBD Bank, N.A.. For all purposes under the Credit Agreement and the other Loan Documents, Bank One Indiana, National Association has succeeded NBD Bank, N.A. All references in the Credit Agreement and the other Loan Documents to NBD Bank, N.A. shall be a reference to Bank One, Indiana, National Association.

         5. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

         (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         6. Reference to the Effect on the Credit Agreement.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

         (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         7. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

         9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         10. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

         11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

         12. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.

                  [Remainder of this Page Intentionally Blank]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                BRIGHTPOINT, INC.
                                 as a Borrower and Guarantor

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                BRIGHTPOINT INTERNATIONAL LTD.
                                 as a Borrower and Guarantor

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                 as the as the Administrative Agent, the
                                 Swing Line Lender, the Syndication Agent, an Issuing Lender and as a Lender

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                 ABN AMRO BANK N.V.
                                  as an Alternate Currency Lender


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 BANK BOSTON, N.A.
                                  as a Lender and an Alternate Currency Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 FIRST UNION NATIONAL BANK
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 SUNTRUST BANK OF CENTRAL FLORIDA,
                                 NATIONAL ASSOCIATION
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 THE BANK OF NOVA SCOTIA
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 THE PROVIDENT BANK, as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.
                                 CHICAGO BRANCH
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 THE FUJI BANK, LIMITED
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 NATIONAL CITY BANK OF INDIANA
                                  as a Lender

                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title: